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                                                                    EXHIBIT 23.4

                    CONSENT OF INDEPEDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 9, 1994, included in Oakwood Homes Corporation's Annual Report on Form 10-K for the year ended September 30, 1995.


Allen, Pritchett, & Bassett
Tifton, Georgia
February 13, 1996